UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 13, 2004
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                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         1-1861                     65-1051192
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
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              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (973) 740-5000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated September 13, 2004, reporting the current financing relationship of CIT Group Inc. and its subsidiaries with US Airways Group Inc. CIT's financing relationship with US Airways Group Inc. includes financing and leasing transactions outstanding at the time US Airways Group Inc. filed for protection from creditors under Chapter 11 of the United States Bankruptcy Code. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit 99.1. Press release issued by CIT Group Inc. on September 13, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CIT GROUP INC.
                                                  (Registrant)


                                                  By: /s/ William J. Taylor
                                                      --------------------------
                                                      William J. Taylor
                                                      Executive Vice President &
                                                      Controller

Dated: September 13, 2004